Exhibit 99.1

Airspan Networks Announces Strong First Quarter 2021 Revenue Growth and 5G Business Update

●	First quarter revenue of $45.9 million, representing 67% growth over the first quarter 2020 driven by contributions from 5G, Open RAN, and fixed wireless access (“FWA”) solutions
●	Strong traction in new customer acquisition and expansion of existing customer relationships
●	New executive hires as Airspan continues to attract talent in recognition of the significant 5G opportunities with customers all around the world
●	Business combination with New Beginnings Acquisition Corp. (NYSE American: NBA) is expected to close in the third quarter of 2021

Boca Raton, FL – June 10, 2021 – Airspan Networks Inc. (“Airspan”), which provides a groundbreaking next-generation 5G platform, today announced financial and operational results for the quarter ended March 31, 2021.

Q1 Financial and Operational Highlights:

●	Revenue of $45.9 million, up 67% from $27.6 million in Q1 2020
●	Gross profit of $20.9 million, up 42% from $14.7 million in Q1 2020
●	First quarter net loss of $13.5M, increasing $0.5M from $13.0M in Q1 2020
●	Adjusted EBITDA (non-GAAP measure) $5.4M loss in the first quarter improved by 42% from $9.2M loss in Q1 2020
●	Significant momentum across 5G, Open RAN and fixed wireless access (“FWA”) in both new and existing customer deployments, including private enterprise
●	Master purchase agreement negotiated and signed in April 2021 with a large domestic operator
●	Recognized for the fourth consecutive year for excellence and innovation by the Small Cell Forum in a joint award with Qualcomm
●	Announcing the hires of Amit Ancikovsky as President of Broadband and Mimosa by Airspan, as well as Chris Riley as Airspan’s General Counsel

Airspan President and CEO Eric Stonestrom said, “Our strong first quarter results reflect the adoption of Airspan’s innovative 5G software, product, and Open RAN technology by customers across the globe. The validation we are receiving from our customers and partners supports our belief that Airspan is a differentiated, disruptive force in the industry. Looking ahead, we expect to continue to accelerate our 5G and FWA product portfolio to meet the expanding addressable market and to capitalize on the concerted government action supporting 5G and wireless broadband access. We are excited about the US Senate’s approval, with bi-partisan backing, of a $250 billion bill boosting government spending on technology research and development, and look forward to passage in the House and enactment into law as soon as possible. In recognition of all of these opportunities, we are excited to have Amit and Chris join the Airspan executive team as we continue to execute our growth strategy.”

“Our first quarter results show the continued strength of our overall business, with 67% year-over-year revenue growth, resulting in a 42% improvement in Adjusted EBITDA in the quarter,” said David Brant, Senior Vice President and Chief Financial Officer of Airspan. “We believe our results in the first quarter position us well for the remainder of 2021. Looking further out, we believe we are well-positioned to continue our strong growth trajectory, with tens of billions of dollars of expected 5G capital expenditures in the telecom industry, our strong software-enabled product portfolio, and the continued growth of private enterprise solutions.”

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About Airspan

Airspan is a US-based provider of ground-breaking, disruptive software and hardware for 5G networks and a pioneer in end-to-end Open RAN solutions interoperable with other vendors. As a result of innovative technology and significant R&D investments to build and expand 5G solutions portfolio, Airspan believes it is well positioned with Open RAN, private networks, fixed wireless access (FWA) and CBRS solutions, providing solutions to tier 1 mobile network operators to deploy their networks of the future, today. With over 1 million cells shipped to 1,000 customers in more than 100 countries, Airspan has global scale. For more information, visit www.airspan.com.

In March 2021, Airspan entered into a business combination agreement with New Beginnings Acquisition Corp. (“NBA”) (NYSE American: NBA), pursuant to which Airspan will become a wholly-owned subsidiary of NBA. The closing of the business combination (the “Business Combination”) with NBA is subject to customary closing conditions, including stockholder approvals. Upon closing, NBA will be renamed “Airspan Networks Holdings Inc.” and its common stock is expected to be listed on the NYSE American with the ticker symbol “MIMO”. See www.nbaspac.com for more information.

About New Beginnings Acquisition Corp.

New Beginnings Acquisition Corp. (NYSE American: NBA), is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. NBA’s business strategy is to identify and complete its initial business combination with a company that can benefit from (i) the managerial and operational experience of its management team, (ii) additional capital and (iii) access to public securities markets.

Additional Information and Where to Find It

This news release does not contain all the information that should be considered concerning the proposed Business Combination and related transactions (the “Proposed Transaction”) and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transaction. In connection with the Business Combination, NBA has filed a registration statement on Form S-4 (the “Form S-4”) with the SEC, which includes a preliminary proxy statement / prospectus /consent solicitation statement with respect to certain matters upon which NBA and Airspan stockholders will be asked to vote. NBA’s and Airspan’s stockholders and other interested persons are advised to read, the preliminary proxy statement / prospectus / consent solicitation statement and, when available, the amendments thereto and the proxy statement / prospectus / consent solicitation statement and other documents filed in connection with the Proposed Transaction, as these materials will contain important information about Airspan, NBA and the Proposed Transaction. When available, the definitive proxy statement / prospectus / consent solicitation statement and other relevant materials for the Proposed Transaction will be mailed to stockholders of NBA and Airspan as of a record date to be established for voting on the Proposed Transaction. Stockholders will also be able to obtain copies of the preliminary proxy statement / prospectus / consent solicitation statement, the definitive proxy statement / prospectus / consent solicitation statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: New Beginnings Acquisition Corp., 800 1st Street, Unit 1, Miami Beach, FL 33139, USA.

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No Offer or Solicitation

This news release is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transaction and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in Solicitation

NBA, Airspan and their respective directors and executive officers may be deemed participants in the solicitation of proxies from NBA’s stockholders with respect to the Proposed Transaction. A list of the names of those directors and executive officers and a description of their interests in NBA is contained in the preliminary proxy statement / prospectus / consent solicitation statement contained in the Form S-4. Additional information regarding the interests of such participants, which may, in some cases, be different than those of NBA and Airspan’s equity holders generally, is also set forth in the preliminary proxy statement / prospectus / consent solicitation statement contained in the Form S-4, and will also be included in the definitive proxy statement / prospectus / consent solicitation statement for the Business Combination when available.

Cautionary Statement Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, NBA’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Airspan’s industry and markets for its products, including potential government action with respect to 5G and wireless infrastructure, expected amounts of capital expenditure on 5G products, customer acceptance of Airspan’s products and the likelihood and ability of the parties to successfully consummate the Proposed Transaction and the timing thereof. Such forward-looking statements are based upon the current beliefs and expectations of NBA’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond NBA’s control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

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In addition to factors previously disclosed in NBA’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of NBA’s securities; (ii) the risk that the transaction may not be completed by NBA’s business combination deadline and the potential failure to obtain an extension of the Business Combination deadline if sought by NBA; (iii) the failure to satisfy the conditions to the consummation of the Proposed Transaction, including the adoption of the business combination agreement by the stockholders of NBA and Airspan, the satisfaction of the minimum trust account amount following redemptions by NBA’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third party valuation in determining whether or not to pursue the Proposed Transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (vi) the impact of COVID-19 on Airspan’s business and/or the ability of the parties to complete the Proposed Transaction; (vii) the effect of the announcement or pendency of the transaction on Airspan’s business relationships, performance and business generally; (viii) risks that the proposed transaction disrupts current plans and operations of Airspan; (ix) the outcome of any legal proceedings that may be instituted against Airspan or NBA related to the business combination agreement or the Proposed Transaction; (x) the ability to maintain the listing of NBA’s securities on the NYSE American; (xi) the price of NBA’s and the post-combination company’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which Airspan operates, variations in performance across competitors, changes in laws and regulations affecting Airspan’s business and changes in the combined capital structure; (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the Proposed Transaction, and identify and realize additional opportunities; (xiii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Airspan operates; (xiv) the risk that Airspan and its current and future collaborators are unable to successfully develop and commercialize Airspan’s products or services, or experience significant delays in doing so; (xv) the risk that the post-combination company may not achieve or sustain profitability; (xvi) the risk that the post-combination company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xvii) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; (xviii) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations; (xix) the risk that the rollout and utilization of 5G technology will not provide the expected benefits; (xx) the risk that Airspan is unable to secure or protect its intellectual property; and (xxi) the risk that the post-combination company’s securities will not be approved for listing on the NYSE American or if approved, maintain the listing.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond NBA’s control. All information set forth herein speaks only as of the date hereof in the case of information about NBA and Airspan or the date of such information in the case of information from persons other than NBA or Airspan, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Airspan’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

Investor Relations and Media Contact:

Howie Waterman

917-359-5505

hwaterman@airspan.com

Media Contact:

Paul Wakefield

011 +44 (0) 1895 467181

pwakefield@airspan.com

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AIRSPAN NETWORKS INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except for per share data)

	March 31, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$30,603	$18,196
Restricted cash	186	422
Accounts receivable, net of allowance of $120 and $374 at March 31, 2021 and December 31, 2020, respectively	32,398	71,621
Inventory	12,068	12,019
Prepaid expenses and other current assets	9,226	7,602
Total current assets	84,481	109,860
Property, plant and equipment, net	5,469	4,833
Goodwill	13,641	13,641
Intangible assets, net	7,330	7,629
Right-of-use assets, net	8,444	7,882
Other non-current assets	3,718	3,837
Total assets	$123,083	$147,682

LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$16,786	$36,849
Deferred revenue	6,807	7,521
Other accrued expenses	24,926	22,538
Subordinated debt	10,189	10,065
Current portion of long-term debt	2,156	298
Total current liabilities	60,864	77,271
Long-term debt	221	2,087
Subordinated term loan, long-term - related party	35,528	34,756
Senior term loan, long-term	37,938	36,834
Other long-term liabilities	21,186	17,147
Total liabilities	155,737	168,095

Commitments and contingencies

Mezzanine equity:
Convertible preferred stock, $0.0001 par value; 9,293,156 shares authorized at March 31, 2021 and December 31, 2020; 4,594,410 and 4,581,404 shares issued and outstanding at March 31, 2021 and December 31, 2020	364,128	363,481

Stockholders’ deficit:
Common stock, $0.0003 par value; 10,000,000 shares authorized; 202,705 shares issued at March 31, 2021 and December 31, 2020, and 202,582 shares outstanding at March 31, 2021 and December 31, 2020	—	—
Class B Common stock, $0.0003 par value; 482,838 shares authorized; 466,952 shares issued and outstanding at March 31, 2021 and December 31, 2020	—	—
Class C Common stock, $0.0003 par value; 2,630,840 shares authorized; no shares issued and outstanding at March 31, 2021 and December 31, 2020	—	—
Additional paid-in capital	312,092	311,431
Accumulated deficit	(708,874)	(695,325)
Total stockholders’ deficit	(396,782)	(383,894)
Total liabilities, mezzanine equity and stockholders’ deficit	$123,083	$147,682

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AIRSPAN NETWORKS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except for share and per share data)

	Three Months Ended March 31,
	2021	2020

Revenues:
Products and software licenses	$38,999	$18,728
Maintenance, warranty and services	6,936	8,850
Total Revenue	45,935	27,578

Cost of revenue:
Products and software licenses	23,888	11,989
Maintenance, warranty and services	1,103	857
Total cost of revenue	24,991	12,846
Gross profit	20,944	14,732
	46%	53%
Operating expenses:
Research and development	14,374	13,216
Sales and marketing	7,360	7,923
General and administrative	4,455	4,032
Amortization of intangibles	299	389
Loss on sale of assets	—	22
Total operating expenses	26,488	25,582

Loss from operations	(5,544)	(10,850)

Interest expense, net	(2,438)	(1,590)

Other expense, net	(5,492)	(470)

Loss before income taxes	(13,474)	(12,910)

Income tax expense	(75)	(105)

Net loss	$(13,549)	$(13,015)

Loss per share - basic and diluted	$(20.23)	$(19.44)
Weighted average shares outstanding - basic and diluted	669,632	669,534

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AIRSPAN NETWORKS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended March 31,
	2021	2020

Cash flows from operating activities:
Net loss	$(13,549)	$(13,015)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,053	1,142
Foreign exchange gain on long-term debt	(8)	(6)
Share-based compensation	661	492
Total adjustments	1,706	1,628
Changes in operating assets and liabilities:
Decrease in accounts receivable	39,223	10,223
(Increase) decrease in inventory	(49)	1,840
(Increase) decrease in prepaid expenses and other current assets	(1,624)	1,302
Decrease in accounts payable	(20,063)	(6,303)
(Decrease) increase in deferred revenue	(714)	257
(Decrease) increase in other accrued expenses	2,388	(1,366)
Decrease in other operating assets	119	99
(Decrease) increase in other long-term liabilities	3,477	687
Accrued interest on long-term debt	2,000	885
Net cash provided by (used in) operating activities	12,914	(3,763)

Cash flows from investing activities:
Purchase of property, plant and equipment	(1,390)	(282)
Net cash used in investing activities	(1,390)	(282)

Cash flows from financing activities:
Borrowings under line of credit, net	—	5,477
Proceeds from the sale of Series G stock, net	—	4,937
Proceeds from the sale of Series H stock, net	505	—
Proceeds from the issuance of Series H warrants	142	—
Net cash provided by financing activities	647	10,414

Net increase in cash, cash equivalents and restricted cash	12,171	6,369

Cash, cash equivalents and restricted cash, beginning of year	18,618	3,013

Cash, cash equivalents and restricted cash, end of year	$30,789	$9,382

	Three Months Ended March 31,
	2021	2020

Supplemental disclosures of cash flow information
Interest paid	$2,426	$1,557
Cash paid for income taxes	$955	$531

Supplemental disclosure of non-cash financing activity:
Issuance of preferred stock upon conversion of debt	$—	$23,571
Conversion of debt to preferred stock	$—	$(23,571)

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Adjusted EBITDA is defined as net income before depreciation and amortization, interest expense, income taxes, and also adjusted to add back non-cash compensation costs and charges related to change in the fair value of our warrants, as these costs are not considered a part of our core business operations and are not an indicator of ongoing, future company performance. Airspan management uses Adjusted EBITDA to focus on Airspan’s on-going operations, and believes Adjusted EBITDA is useful to investors because it enables investors to perform meaningful comparisons of past and present operating results. Airspan also believes that Adjusted EBITDA provides useful information to investors because it improves the comparability of the financial results between periods and provides for greater transparency to key measures used to evaluate the performance of Airspan. In addition, Airspan management uses Adjusted EBITDA for evaluating its performance against competitors and as a performance metric.

The following table reconciles Adjusted EBITDA to net loss, which is the most directly comparable GAAP measure in Airspan’s condensed consolidated statement of operations:

AIRSPAN NETWORKS INC.

UNAUDITED NON-GAAP DATA

(in thousands)

	Three months ending March 31,
	2021	2020

Net loss	$(13,549)	$(13,015)

Adjusted for:
Interest expense, net	2,438	1,590
Income tax expense	75	105
Depreciation and amortization	1,053	1,142
EBITDA	(9,983)	(10,178)
Share-based compensation expense	661	492
Warrant fair value change	3,972	530
Adjusted EBITDA	$(5,350)	$(9,156)

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